SCUDDER
                                                                     INVESTMENTS

Taxable Income II

Scudder Short-Term Bond Fund

Supplement to the currently effective prospectuses

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The following revises "The portfolio managers" section of the prospectuses.

The fund is managed by a team of investment professionals who each play an important role in the fund's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.

The fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. Each portfolio manager on the team has authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of Scudder Short-Term Bond Fund.

 Jan C. Faller, CFA                     William Chepolis, CFA
 Managing Director of Deutsche Asset    Managing Director of Deutsche Asset
 Management and Co-Lead Portfolio       Management and Co-Lead Portfolio
 Manager of the fund.                   Manager of the fund.
   o Joined Deutsche Asset Management     o Joined Deutsche Asset Management in
     in 1999 and the fund in 2005           1998 after 13 years of experience as
     after nine years of experience         vice president and portfolio manager
     as investment manager for              for Norwest Bank where he managed
     PanAgora Asset Management and          the bank's fixed income and foreign
     banking officer for Wainwright         exchange portfolios.
     Bank & Trust Co.                     o Senior Mortgage Backed Portfolio
   o Portfolio manager for Enhanced         Manager: New York.
     Strategies & Mutual Funds Group:     o Joined the fund in 2002.
     New York.                            o BIS, University of Minnesota.
   o BA, Westmont College; MBA, Amos
     Tuck School, Dartmouth College.

The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund they manage, a description of their compensation structure and information regarding other accounts they manage.


               Please Retain This Supplement for Future Reference

September 16, 2005